UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                March 4, 2005

TELTRONICS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17893 (Commission File Number)	59-2937938 (IRS Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

Registrant's telephone number, including area code                         (941) 753-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

                      Teltronics has been advised by a representative of International Media Network AG ("IMN") that IMN expects to file for bankruptcy and liquidate, and as a result, IMN would be unable to close the purchase of up to 24,000,000 shares of Teltronics as agreed to in October, 2004 and as described in Teltronics' Form 8-K filed October 22, 2004.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.
99	Press Release dated March 4, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: March 4, 2005	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated March 4, 2005.